Exhibit 10.8(b)
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COLLATERAL MORTGAGE
SECURITY AGREEMENT                                United States of America
        AND                                       State of Louisiana
ASSIGNMENT OF LEASES AND RENTS                    Parish of Lafayette

        BY
AMERICAN FIRE RETARDANT CORPORATION

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     BE IT KNOWN, that on this 13th day of December,  1996 before me, RANDALL E.
OLSON, a Notary Public, duly commissioned and qualified in and for the aforesaid State and Parish, and In the presence of the undersigned, competent witnesses, personally came and appeared:

     AMERICAN FIRE RETARDANT CORPORATION (TIN 72-1261941), a Louisiana corporation domiciled in Lafayette Parish, Louisiana, herein represented by its duly authorized Secretary, Edward E. Friloux, pursuant to the Resolution of the Board of Directors, the original of which is attached hereto and made a part hereof, whose mailing address is 110 Brush Road, Broussard, Louisiana 70518,

(hereinafter, whether one or more, referred to as "Mortgagor").

     Mortgagor declared that in order to borrow funds from any person, firm, or corporation willing to loan the same and to enable Mortgagor to secure any obligation of Mortgagor now existing or hereafter arising, Mortgagor declares and acknowledges a debt in the principal sum of SEVENTY-FOUR THOUSAND FOUR HUNDRED ($. 74,400.00 ) Dollars, evidenced by one certain promissory note executed by Mortgagor on the date hereof in the principal amount of SEVENTY-FOUR THOUSAND FOUR HUNDRED ($ 74,40O.-Dollars, made payable to the order of bearer, due on demand at Whitney National Bank, 228 St. Charles Avenue, New Orleans, Louisiana 70130, or at any one of its branches, bearing interest at the rate of eighteen (18%) percent per annum from date until paid, and providing for ten (10%) percent attorneys' fees (the "Note").

     The Note was paraphed "Ne Varietur" on the date hereof by the undersigned Notary Public for identification with this mortgage and was delivered to Mortgagor, who acknowledges its receipt. Mortgagor further declared that a security interest may be granted in the Note or that the Note may be otherwise negotiated for the purpose of borrowing funds and securing obligations, whether now existing or hereafter arising, including without limitation, the repayment of loans previously or hereafter made to Mortgagor, all of Mortgagor's obligations, covenants, agreements, representations, and warranties in any present or future loan, credit, or other agreement, and all of Mortgagor's obligations as endorser, guarantor, or surety of the obligations of others. Mortgagor hereby acknowledges to be indebted unto any future holder or holders of the Note in the full amount of the Note, together with interest, attorneys' fees, insurance premiums, taxes, collection costs, keeper's fees, and all other costs, if any should accrue.

     If the Note is referred to an attorney-at-law institute legal proceedings to recover all or any part of the principal or interest on the Note, to protect interests of the holder or holders of the Note, or for collection, compromise, or other action, Mortgagor hereby agrees to pay the fee of the attorney who may be employed for that purpose, which fee is hereby fixed at ten (10%) percent of the amount due, sued for, claimed, or sought to be protected, preserved or enforced.

     Now, in order to secure the payment of the indebtedness evidenced by the Note, together with all interest, attorneys' fees, insurance premiums, taxes, collection costs, keeper's fees, and all other costs and to secure the observance and performance of all of tile obligations, covenants, agreements, and stipulations contained in this mortgage, Mortgagor does by these presents specially mortgage, pledge, affect, and hypothecate unto and in favor of any future holder or holders of the Note (hereinafter called "Mortgagee"), whether the Note is held as an original obligation or in pledge, or as security for the obligations described herein, tile following described property (the "Premises"):

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          That  certain  lot  of  ground,   together   with  all  buildings  and
          improvements and the improvements parts thereof, with all rights, ways, privileges, and servitudes thereunto appertaining, situated in Lafayette Parish, Louisiana, and being known and designated as LOT 1, BUTCHER BUSINESS PARK, said lot having such measurements, boundaries, configurations, and dimensions as are more fully shown on that certain plat of survey prepared by Michael J. Breaux & Associates, Inc., dated November 8, 1996, a copy of which is attached hereto and made a part hereof; which lot bears the municipal address of 110 Brush Road, Broussard, Louisiana 70518.

Together with all buildings, constructions, and improvements now or hereafter existing on the Premises, all other component parts of -the Premises, all component parts of the buildings, constructions, and improvements now or hereafter on the Premises, all appurtenances, attachments, rights, ways, privileges, servitudes, advantages, batture and batture rights belonging or in any wise appertaining to the Premises, affecting the Premises, or now or hereafter forming part of, attached to, or connected with the Premises or used in connection with the Premises.

     The Premises and all other property described above are hereinafter referred to as the "Mortgaged Property".

                  1. COLLATERAL ASSIGNMENT OF LEASES AND RENTS

     As additional security for the payment of the indebtedness evidenced by the Note, together with all interest, attorneys' fees, insurance premiums, taxes, collection costs, keeper's fees, and all other costs and to secure the full and punctual payment and performance of all other obligations of Mortgagor to Mortgagee, now existing or hereafter arising, up to the maximum amount of five
(5) times the principal amount of the Note, Mortgagor does hereby pledge, pawn, grant a security interest in, transfer, assign, set over, abandon, and deliver with full subrogation to Mortgagee all right, title, and interest of Mortgagor in and to (i) all present and future rents, fruits, revenues, income, and profits accruing from time to time from the use, possession, occupancy, or lease of all or any part of the Mortgaged Property and from Mortgagor's operation thereof (collectively, the "Rents") and (ii) all present and future leases on all or any part of the Mortgaged Property (collectively, the "Leases"). Although this creates a present assignment and vested security right in favor of Mortgagee, Mortgagor shall be entitled to collect, use, commingle, and dispose of the Rents as long as there has been no Default (as hereinafter defined) under this mortgage or until Mortgagee sends written notice as hereinafter provided.

     Mortgagor covenants and agrees not to execute in favor of any person, firm, or corporation any sale, assignment, pledge, or other document that affects or encumbers the Rents or Leases until all obligations secured by this mortgage have been paid in full.

     Upon the occurrence of a Default or upon Mortgagee sending written notice to Mortgagor at Mortgagor's address set forth above by hand delivery or by deposit in the United States mail, certified mail, return receipt requested, Mortgagee shall have the right to receive and collect the Rents until all obligations secured by this mortgage have been paid in full. Mortgagor hereby irrevocably makes, constitutes, and appoints Mortgagee its attorney-in-fact, either in its own name or in the name of Mortgagee, to demand, sue for, collect, receive, and receipt for the Rents, to endorse in the name of Mortgagor any checks or drafts payable to Mortgagor that may be received or collected on account of or in payment of the Rents, to settle, adjust and compromise, without incurring any liability in connection therewith, all present and future claims arising out of the Rents and Leases, and to exercise all the rights and privileges of Mortgagor under any lease of all or any part of the Mortgaged Property, including without limitation, the right to fix or modify the amount of the Rents, to evict any lessee, tenant or occupant (the "Lessee") from the Mortgaged Property, to relet such property and to do all such things as Mortgagee may deem necessary. Mortgagor hereby irrevocably consents that all Lessees of the Mortgaged Property shall be authorized to pay the Rents directly to Mortgagee without liability for the determination of the actual existence of any Default, the Lessees being hereby expressly relieved of any and all duty, liability, and obligation to Mortgagor in connection with all Rents so paid to Mortgagee. All Rents collected under this mortgage shall be applied, after payment of all costs and charges, as a credit against tile indebtedness secured


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by this mortgage. Mortgagor specifically declares that this assignment shall not operate (i) to place any responsibility for the control, care, management, or repair of the Mortgaged Property upon the Mortgagee or for the carrying out of any of tile terms or conditions of any present or future lease that may affect the Mortgaged Property, or (ii) to make Mortgagee responsible or liable for (a) any waste committed on the Mortgaged Property by any Lessee or by any other party, (b) the dangerous or defective condition of the Mortgaged Property, including but not limited to liability as described in Louisiana Civil Code Articles 2315 through 2324, or (c) any negligence in the management, upkeep, repair, or control of the Mortgaged Property that may result in loss, injury, or death to any Lessee or other party.

     This assignment of Leases and Rents is made by Mortgagor and accepted by Mortgagee solely for the benefit and protection of Mortgagee, and all leases and other contracts affecting the Mortgaged Property which are unrecorded or inferior in ranking to this mortgage shall at all times be and remain subordinate to this mortgage. If the Mortgaged Property is transferred by virtue of any judicial foreclosure proceeding, the Mortgaged Property may, in Mortgagee's sole discretion, be transferred free and clear of, and unencumbered by, any and all subordinate subleases, assignments, and contracts,

                          11.COVENANTS OF THE MORTGAGOR

     Mortgagor covenants and agrees to the faithful fulfillment of the following stipulations in favor of Mortgagee:

     1. The Mortgaged Property shall remain specially mortgaged, pledged, affected and hypothecated to Mortgagee until the full and final payment of the Note, and all interest, attorneys' fees, insurance premiums, taxes, collection costs, keeper's fees, and all other costs. Mortgagor agrees not to abandon, sell, transfer, lease, donate, exchange, pledge, assign, convey, alienate, or further encumber any of the Mortgaged Property or any interest therein and shall not permit any other party to do so. In no event shall any such act by Mortgagor, whether or not authorized by Mortgagee, prejudice the rights of Mortgagee under this mortgage.

     2. Mortgagor shall maintain the Mortgaged Property in good condition and shall make all repairs, additions, and improvements necessary to maintain the Mortgaged Property in good condition and to prevent any impairment of the security of this mortgage. If Mortgagor fails to maintain the Mortgaged Property in good condition, Mortgagee may, at its option, cause the Mortgaged Property to be maintained in good condition at Mortgagor's cost. Nothing in this mortgage shall be construed to require Mortgagee to maintain the Mortgaged Property in good condition or to repair the Mortgaged Property.

     3. (a) Mortgagor shall keep the Mortgaged Property constantly insured against risk of loss by fire, wind, storm, flood, tornado, theft, and all such other hazards, casualties, and contingencies as may be deemed necessary by Mortgagee. The insurance shall be in such amounts and shall be issued by such companies as are acceptable to Mortgagee. All policies of insurance shall be delivered to Mortgagee, shall contain a loss payable clause in favor of Mortgagee, and shall be in a form acceptable to Mortgagee. All renewal policies shall be delivered to Mortgagee at least fifteen (15) days prior to the expiration date of the existing policy. If Mortgagor fails to comply with the provisions of this paragraph in any respect, Mortgagee may, at its option, obtain the required insurance at Mortgagor's cost, but Mortgagee shall not be responsible for the solvency of any company issuing any insurance policy, whether approved or selected by Mortgagee, or for the collection of any amount due under any insurance policy except to the extent such amount is actually received by Mortgagee. Nothing in this mortgage shall be construed to require Mortgagee to obtain such insurance or to make Mortgagee liable in any way for any loss, claim, damage, or injury resulting from any failure to obtain such insurance.

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     (b) The insurance policies required by this mortgage shall provide that any loss payable to Mortgagee and Mortgagor, as their respective interests may appear, shall be payable notwithstanding any act or negligence of Mortgagor or of any other party, which would otherwise result in a forfeiture of such insurance, and that in no event shall such policy be cancelled even for nonpayment of premium or the coverage thereunder reduced in any manner without at least thirty (30) days prior written notice to Mortgagee.

     (c) Mortgagor shall promptly notify Mortgagee of any insured loss. If Mortgagee receives any sum of money from any insurance policy affecting the Mortgaged Property, Mortgagee may, at its option and in such manner as it may determine, (i) retain the money and apply it toward the payment of any debt secured by this mortgage or by a pledge of tile Note with Mortgagee having the right to impute the money among the debts in any manner as Mortgagee wants, or
(ii) pay all or part of the money, under such conditions as Mortgagee may determine, to Mortgagor to enable Mortgagor to repair or restore the Mortgaged Property or use the money for any other purpose satisfactory to Mortgagee, all without prejudice to, and without affecting the lien of, this mortgage.

     4. Mortgagor shall pay promptly when due all taxes, local and special assessments, and governmental and utility charges (collectively, the "Taxes") of every description imposed, assessed, or levied on all or any part of the Mortgaged Property, and Mortgagor shall furnish Mortgagee evidence of the payment of the Taxes. If Mortgagor for any reason does not pay promptly when due any of the Taxes, Mortgagee is hereby authorized to pay such unpaid Taxes with full subrogation to all rights of all authorities imposing such Taxes by reason of Mortgagee's payment, and Mortgagor shall promptly reimburse Mortgagee for all Taxes paid by Mortgagee. Nothing herein shall be construed, however, to require Mortgagee to pay any Taxes, and Mortgagee shall not be responsible or liable for any penalty, loss, or damage resulting from the nonpayment of any Taxes.

     5. Mortgagor shall pay promptly when due all of Mortgagor's obligations and all lawful claims and demands that might, if unpaid, result in or permit the creation of a lien or encumbrance on all or any part of the Mortgaged Property. Mortgagor shall do everything necessary to preserve the priority of this mortgage without any expense to Mortgagee. Mortgagor shall notify Mortgagee immediately if any lien is filed against all or any part of the Mortgaged Property or if all or any part of the Mortgaged Property is seized, attached, or levied against in any way. Mortgagor shall obtain the release of the Mortgaged Property from any seizure, lien, or attachment within seven (7) days from any such occurrence. If Mortgagor fails to obtain the release of the Mortgaged Property within seven (7) days, Mortgagee may, at its option obtain the release of the Mortgaged Property at Mortgagor's expense.

     6. Mortgagor shall pay promptly on demand the full amount due on the Note and under this mortgage without any deduction for taxes, assessments, or governmental charges on (a) the Note, (b) all or any part of any debt or interest evidenced by the Note, or (c) this mortgage that Mortgagor may be required or permitted to deduct, obtain, or pay pursuant to any present or future law of the United States or of any state, parish, municipality, or taxing authority of the same, except insofar as prohibited by law. If any law is passed after the date of this mortgage requiring or permitting Mortgagee to pay any such taxes, assessments, or governmental charges, Mortgagor shall pay all such taxes, assessments, and governmental charges assessed against Mortgagee because of this mortgage.

     7.  Mortgagor  shall  comply  with  all  laws,   ordinances,   regulations,
covenants, conditions, and restrictions affecting the Mortgaged Property, its use, construction, or maintenance.

     8. Mortgagor shall not remove any part of the Mortgaged Property from its present location without Mortgagee's prior written consent.

     9. Mortgagor shall permit Mortgagee and its agents to have access to, and they shall have the right to inspect, the Mortgaged Property at all reasonable times.

     10. Mortgagor shall, if requested by Mortgagee, pay to Mortgagee an amount equal to the estimated annual Taxes and the premiums for the insurance required under Section 11, Paragraph 3 hereof, so that Mortgagee shall have sufficient funds available to pay such Taxes and insurance premiums, and shall, at the option of Mortgagee, pay such amounts either (i) thirty (30) days before they become due or (ii) in equal monthly payments, with such payments commencing one
(1) month after the date of this mortgage.

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     11.  Mortgagor  warrants  (a)  that it  lawfully  owns  and  possesses  the
Mortgaged Property, (b) that, to the extent the ownership thereof can be registered, the Mortgaged Property is registered in Mortgagor's name, (c) that the Mortgaged Property has not been alienated by Mortgagor, and (d) that there are no mortgages, liens, or encumbrances against the Mortgaged Property and there are no judgments of any court of record against Mortgagor unless specifically listed here:

          Mortgagor agrees to cancel forthwith the mortgages, liens, and encumbrances listed above unless specifically listed here:

          Mortgagor agrees to perform timely all terms and conditions of any mortgage, lien, or encumbrance that is not cancelled.

     12. Mortgagor warrants that there are no Taxes due and payable on the Mortgaged Property and that all such Taxes have been paid up to and including the year 1995

     13. Mortgagor hereby acknowledges that a security interest may be granted in the Note to secure an obligation maturing beyond the prescriptive period applicable to the Note, and Mortgagor hereby agrees to acknowledge the Note prior to the date on which the Note may prescribe. Any payment of principal or interest on any promissory note or other obligation secured by the grant of a security interest affecting the Note shall interrupt prescription on the Note and on every note and other obligation of Mortgagor that is secured by the pledge of the Note.

     14. Mortgagor hereby agrees to promptly pay all charges, costs, and attorneys' fees incurred in connection with the preparation, execution, and recordation of this mortgage and any other related document as may be required by Mortgagee.

                   III. DEFAULT AND REMEDIES OF THE MORTGAGEE

     1. The occurrence of any one or more of the following events shall constitute a default (a "Default") under this mortgage:

     (a) failure to pay promptly on demand any principal or interest due on the Note;

     (b) failure to pay promptly on demand any sums advanced by Mortgagee for the payment of insurance premiums, taxes, the cost of maintaining the Mortgaged Property in good repair, or the cost of obtaining the release of the Mortgaged Property from any seizure, lien, or attachment;

     (c) failure by Mortgagor to observe or perform any of Mortgagor's covenants, agreements, and obligations under this mortgage;

     (d) the inaccuracy of any warranty made by Mortgagor to Mortgagee in this mortgage or otherwise;

     (e) any default in the observance or performance of any obligation, agreement, or covenant in any obligation the Note is pledged to secure, including without limitation failure to make any payment of principal or interest when due; or

     (f) the seizure of all or any part of the Mortgaged Property under a writ of executory process, sequestration, attachment, fieri facias, or any other legal process or the issuance of an order for the sale of all or any part of the Mortgaged Property in any judicial proceeding.

     2. If a Default occurs, Mortgagee may, at Mortgagee's option, without notice to Mortgagor, declare the Note and all indebtednesses and obligations the
Note is pledged to secure or for which the Note is given as security to be immediately due and payable, anything in the Note, this mortgage, or any document evidencing the indebtednesses and obligations the Note is pledged to secure or for which the Note is given as security to the contrary notwithstanding. For purposes of executory process, Mortgagor confesses judgment in favor of Mortgagee for the full amount of the Note in principal, interest, attorneys' fees, and all other costs and charges, including all sums Mortgagee advances during tile life of this mortgage for the payment of insurance premiums, taxes, assessments, or for any other payment made by Mortgagee in accordance with the terms of this mortgage. Mortgagor hereby agrees that it shall be lawful for Mortgagee, and Mortgagor does hereby authorize Mortgagee, without making demand and without notice and putting in default, all of which

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are hereby expressly waived, to cause all or any part of the Mortgaged  Property
to  be  seized  and  sold  under   executory  or  other  legal  process  without
appraisement, which is hereby expressly waived, as an entirety or in parcels, as Mortgagee may determine, to the highest bidder for cash, or on such terms as are acceptable to Mortgagee. Mortgagor acknowledges that nothing in this mortgage shall in any way affect or impair Mortgagee's right to demand payment of the Note according to its tenor. Any failure by Mortgagee to exercise the options granted to it if a Default occurs shall not constitute a waiver of Mortgagee's right to exercise such options at any other time.

     3. To the extent permitted by law, Mortgagor hereby expressly waives:

     (a) The benefit of appraisement provided for in Articles 2332, 2336, 2723 and 2724, Louisiana Code of Civil Procedure, and all other laws conferring such benefits;

     (b) The demand and three (3) days delay accorded by Articles 2639 and 2721, Louisiana Code of Civil Procedure;

     (c) The notice of seizure required by Articles 2293 and 2721, Louisiana Code of Civil Procedure;

     (d) The three (3) days delay provided by Articles 2331 and 2722, Louisiana Code of Civil Procedure;

     (e) The benefit of the other provisions of Articles 2331, 2722, and 2723, Louisiana Code of Civil Procedure;

     (f) The benefit of the provisions of any other articles of the Louisiana Code of Civil Procedure not specifically mentioned above; and

     (g) All rights of division and discussion with respect to any indebtedness or obligation secured by this mortgage.

     Mortgagor expressly agrees to the immediate seizure of the Mortgaged Property in the event of a suit for the recognition or foreclosure of this mortgage.

     Mortgagor hereby waives all homestead exemptions relating to the Mortgaged Property to which Mortgagor is or may be entitled under the constitution and laws of the State of Louisiana or of the United States of America.

     4. If Mortgagor fails to pay or perform any 'of its obligations under this mortgage, Mortgagee may, but shall not be obligated to, pay or perform any such obligations, and all sums paid by Mortgagee in connection with the payment and performance of such obligations shall be secured by this mortgage.

     5. Pursuant to Louisiana Revised Statutes 9:5136, et seq., Mortgagor hereby designates Mortgagee, or any employee, agent, or other person named by Mortgagee at the time any seizure of the Mortgaged Property is effected by Mortgagee to serve as a keeper of the Mortgaged Property pending the judicial sale thereof. The keeper's fees shall be determined by the Court before which the proceedings are pending, and the payment of such fees shall be secured by this mortgage.

     6. If any proceedings are instituted to enforce this mortgage by executory process or otherwise, all declarations of fact made by authentic act before a notary public in the presence of two witnesses by a person declaring that such facts lie within that person's knowledge shall constitute authentic evidence of such facts for the purpose of executory process.

                IV. SECURITY AGREEMENT AND COLLATERAL ASSIGNMENT
                 AND PLEDGE OF INCORPOREAL RIGHTS AND PROCEEDS

     1. This mortgage shall attach to subsequent additions, substitutions, and replacements to and for the Mortgaged Property, as well as to present and future component parts of the Mortgaged Property and to natural increases, accessions, accretions, and issues of the Mortgaged Property, and as additional security for the payment of the indebtedness evidenced by the Note, together with all interest, attorneys' fees, insurance premiums, taxes, collection costs, keeper's fees, and all other costs and to secure the full and punctual payment and performance of all other obligations of Mortgagor to Mortgagee, now existing or hereafter arising, up to the maximum amount of five (5) times the principal amount of the Note, Mortgagor does hereby collaterally assign and pledge and grant to Mortgagee a continuing security interest in all incorporeal rights that are or may be incidental or accessory to the Mortgaged Property or its use (the "Incorporeal Rights"), including without limitation the following:

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          (i) the right to receive proceeds and fruits attributable to the sale, lease, insurance loss, or condemnation of the Mortgaged Property;

          (ii) rights under service, maintenance, or warranty contracts with regard to the Mortgaged Property; and

          (iii)  rights  under trade  names,  patents,  or  copyrights  that are
          subject  to  use  in  connection   with  the  Mortgaged   Property  or
          Mortgagor's business or other activities with regard thereto.

     2. Upon and after the occurrence of a Default, Mortgagee may, at its option, exercise any rights of the Mortgagor under the Incorporeal Rights, and Mortgagee is hereby vested with full power to use all remedies, legal and equitable, including without limitation the right to exercise all rights of a pledgee to enforce a pledge under Louisiana law, deemed by it necessary or proper to enforce this collateral assignment and pledge and security interest and to exercise Mortgagor's rights under the Incorporeal Rights assigned hereunder.

     3. Mortgagor does hereby name, constitute, and appoint Mortgagee and Mortgagee's agents as Mortgagor's true and lawful agent and attorney-in-fact with full power of substitution and with power for Mortgagee in its name and capacity or in the name and capacity of Mortgagor to carry out and enforce any or all of the Incorporeal Rights collaterally assigned and pledged or otherwise encumbered under this mortgage and at Mortgagee's sole discretion to file any claim or take any other action or proceedings and make any settlement of any claims, either in its own name or in the name of Mortgagor or otherwise, that Mortgagee may deem necessary or desirable in order to collect and enforce the payment and performance of the obligations owed to Mortgagor under the Incorporeal Rights. Upon receipt of a written notice from Mortgagee that a Default exists, the parties to the Incorporeal Rights (other than Mortgagor) are hereby expressly and irrevocably authorized and directed to pay any and all amounts and perform any duties, liabilities, or obligations due to Mortgagor pursuant to any of the Incorporeal Rights to and for Mortgagee or such nominee as Mortgagee may designate in such notice. The power of attorney granted to Mortgagee and its agents is coupled with an interest and may not be revoked by Mortgagor as long as this mortgage remains in effect.

     4. Nothing in this mortgage shall be construed to impose any obligation, responsibility, or liability on Mortgagee or its agents to prosecute any of the Incorporeal Rights hereunder or to perform or carry out any of the obligations, duties, responsibilities, or liabilities of Mortgagor under or in connection with the Incorporeal Rights, it being understood and agreed that the collateral assignment and pledge of, and security interest in, the Incorporeal Rights is a collateral assignment and pledge of, and grant of a security interest in, rights only and not of any obligations, duties, responsibilities, or liabilities. Mortgagee does not assume any responsibility for any covenants of Mortgagor in connection with any of the Incorporeal Rights. Mortgagor hereby agrees to indemnify and defend the Mortgagee and its agents, employees, successors, and assigns (the "Indemnified Parties") and to hold them harmless from any cost, expense, liability, loss, or damage, including, without limitation, reasonable attorneys' fees, which may or might be incurred by them by reason of the collateral assignment and pledge of the Incorporeal Rights in this mortgage. The obligation set forth herein to indemnify, defend, and hold the Indemnified Parties harmless shall be secured by this mortgage.

                               V. OTHER PROVISIONS

     1. As additional security for the payment of the indebtedness evidenced by the Note, together with all interest, attorneys' fees, insurance premiums, taxes, collection costs, keeper's fees, and all other costs and to secure the full and punctual payment and performance of all other obligations of Mortgagor to Mortgagee, now existing or hereafter arising, up to the maximum amount of five (5) times the principal amount of the Note, Mortgagor hereby grants a security interest in, pledges and assigns to Mortgagee (a) all awards from any condemnation, appropriation, or expropriation of all or any part of the Mortgaged Property by any governmental authority, and (b) all awards or proceeds received from any insurance policy covering the Mortgaged Property. Such awards shall be applied by Mortgagee to the reduction of the indebtedness secured by this mortgage.

     2. Mortgagee may at any time and without notice to any party (a) release any of the Mortgaged Property from the effect of this mortgage, (b) grant an extension of time to any party for the performance of any obligation under this mortgage, the Note, or any obligation for which the Note is given as security (collectively, the "Secured Obligations"), or (c) release any one or more parties from the Secured Obligations without affecting the lien of this mortgage or the personal liability of Mortgagor or any other party to the Secured Obligations.

     3. Possession of the Note at any time by Mortgagor shall not in any manner extinguish the Note or this mortgage, and Mortgagor shall have the right to issue and reissue the Note one or more times without in any manner extinguishing or affecting the obligation on the Note or the security of this mortgage.

     4. Notwithstanding anything to the contrary, the maximum amount for which this mortgage shall secure the Note and any indebtedness or obligations stipulated in this mortgage is hereby fixed at an amount not to exceed five (5) times the principal amount of the Note.

     5. The parties to this mortgage waive the production of mortgage certificates and all other certificates or researches and relieve and release the undersigned Notary Public and the surety on the undersigned Notary Public's bond from any and all responsibility and liability in connection therewith.

     6. It is expressly agreed that any and all stipulations, agreements, warranties, and covenants by Mortgagor in favor of Mortgagee contained in this mortgage, and all rights, powers, and privileges conferred in this mortgage on Mortgagee by any of the provisions of this mortgage shall inure to and be for the benefit of and may be exercised by Mortgagee, its successors, and assigns. All covenants and agreements contained in this mortgage to be observed or performed by Mortgagor shall be binding upon Mortgagor and upon Mortgagor's heirs, administrators, executors, successors, and assigns, as well as upon any person, firm, or corporation hereafter acquiring title to the Mortgaged Property, or any part thereof, by, through, or under Mortgagor, and the word "Mortgagor," unless the context otherwise requires, shall also mean and include the heirs, administrators, executors, successors, and assigns of Mortgagor, and any other person, firm, or corporation acquiring title to any of the Mortgaged Property by, through, or under Mortgagor.

     7. Any headings in this mortgage are for convenience only and shall not be construed as a limitation on the scope of the particular part of the mortgage to which they refer.

     8. If any provision of this mortgage is invalid or unenforceable, such invalidity or unenforceability shall not affect the other provisions of this mortgage.

     AND NOW UNTO THESE PRESENTS personally came and appeared James L. Zehnder, II who on behalf of Mortgagee hereby accepts this mortgage.

     THUS DONE AND PASSED, in multiple originals at Lafayette Louisiana, on the day, month, and year first above written, in the presence of Robert M. Francez and George Parker, the undersigned competent witnesses, who sign their names with the appearers and the undersigned Notary Public.

WITNESSES:                              MORTGAGOR:

                                        AMERICAN FIRE RETARDANT CORPORATION

                                        /s/ Edward E. Friloux
                                        ---------------------------------------
                                        By: EDWARD E. FRILOUX, Secretary

                                        INTERVENOR:

                                        ---------------------------------------

               /s/             Randall E. Olsen
               --------------------------------------------------
                         RANDALL E. OLSON, Notary Public

                        [MAP AND PLAT SURVEY OF PROPERTY]